U.S. GLOBAL ACCOLADE FUNDS

                              Eastern European Fund
                          Global Emerging Markets Fund
                 (each, a "Fund" and collectively, the "Funds")

                         Supplement dated April 26, 2006
        to the Prospectus and Statement of Additional Information ("SAI")
                      of each Fund dated February 28, 2006


This supplement provides new and additional information beyond that contained in each Fund's Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On April 4, 2006, Charlemagne Capital Limited, the parent company of Charlemagne Capital (IOM) Limited ("Charlemagne"), subadviser of the Funds, completed an initial public offering of approximately 40% of its outstanding shares, which were admitted to the Alternative Investment Market of the London Stock Exchange (the "Transaction"). The Transaction may be deemed an assignment (as defined in the Investment Company Act of 1940) of the Funds' subadvisory agreements with Charlemagne, which would result in automatic termination of such agreements.

In connection with the Transaction, and to allow Charlemagne to continue to provide subadvisory services to the Funds, on April 4, 2006, the Board of Trustees of the U.S. Global Accolade Funds (the "Trust") approved interim and new subadvisory agreements between U.S. Global Investors, Inc., the Trust, on behalf of each Fund, and Charlemagne. The interim and new subadvisory agreements are on substantially the same terms as the Funds' prior subadvisory agreements with Charlemagne, except that the interim subadvisory agreements require Charlemagne's subadvisory fees to be held in escrow until shareholders approve the interim subadvisory agreements and the interim subadvisory agreements terminate upon the earlier of 150 days from April 4, 2006, or shareholder approval; if shareholders of a Fund do not approve an interim subadvisory agreement, Charlemagne will receive the lesser of its costs incurred in performing the services under the agreements or the total amount in the escrow account, plus interest. The new and interim subadvisory agreements will be submitted to shareholders of each Fund at a Special Meeting of Shareholders ("Special Meeting") of the Trust, which date will be determined in the near future.

A notice with more details will be mailed in the near future to all shareholders in the Funds.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.